Exhibit 10.20

SEA WORLD

DOCUMENTS

Lease Amendment

Document No RR-259814

December 12, 1983

•	Revision/addition to premises. Parcel “A” - Property 3. Parcel “B” Water - approximately 7.216 acres.

•	Term revised to commence January 2, 1984 and expire December 31, 2033.

•	Minimum rent revised to $1,000,000. Adjustments to 80% of average rents paid every 3 years.

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$75,000 per year payment with last payment being due on January 2, 1993. CPI adjusted 10% cap. City agrees to use said rent for maintenance of public park and recreation facilities in the South Shores area adjacent to the easterly boundary of the premises.

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Revision to Paragraph 5 to include a percentage treated adjustment at the end of the 10th year of the term (January 1994) and every 10 years thereafter. Percentage rates may be adjusted to reflect fair market rates. Rate on tickets may never exceed 4% and no one adjustment shall exceed 1%.

•	Accounting year defined.

•	Unauthorized use charge of 20% added.

•	Delinquency charge provision added.

•	Guidelines for Lessee submittal of comprehensive development plan added.

•	Provision for a 50% rent credit for mitigation costs added.

•	Equal Opportunity Policy added.

•	Live aboard regulation added.

•	General statements about possible negotiations for a hotel.

SEA WORLD

DOCUMENTS

Shoreline Repair Agreement

Document No RR-262370

January 22, 1985

•	Letter outlining shoreline repair work and a rent credit not to exceed $150,000.

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LEASE AMENDMENT

THIS LEASE AMENDMENT, executed in duplicate as of this 12th day of December, 1983, at San Diego, California, by and between THE CITY OF SAN DIEGO, a municipal corporation in the County of San Diego, State of California (“CITY”) and SEA WORLD, INC., a Delaware corporation, 1720 South Shores Road, San Diego, California 92109 (“LESSEE”), is made with reference to the following facts:

A. CITY leases to LESSEE and LESSEE leases from CITY certain property in Mission Bay Park (“Premises”), described in lease amendments dated December 14, 1977, and January 29, 1979, and filed in the office of the City Clerk of CITY as Document Nos. 762304 and 765767, respectively. (The foregoing lease amendments are collectively referred to in this Lease Amendment as the “Lease.”)

B. The parties hereto desire to amend the Lease as hereinafter provided.

THEREFORE, in consideration of the mutual covenants contained herein, the Lease is hereby amended to provide, and LESSEE and CITY hereby agree, as follows:

1. Article I is hereby amended by adding to the Premises Parcel “A” Property 3 and Parcel “B” WATER 7.216 ACRES as described on Exhibit “1” and delineated on Exhibit “2” attached hereto. For convenience of reference the parties hereby agree that Article I of the Lease shall hereby be amended to read as follows, and Exhibits “1” and “2” to the Lease shall also be hereby amended to provide the same as Exhibits “1” and “2” to this Lease Amendment:

“DEMISE

CITY hereby leases to LESSEE and LESSEE hereby leases and hires from CITY those parcels of real property and water area, together with appurtenances thereto, situated in the County of San Diego, State of California, which are set forth in Exhibit “1” consisting of 15 pages attached hereto and made a part hereof. Said parcels are herein collectively referred to as the “Premises” and are individually referred to as Parcel “A,” which consists of certain water parcels and certain land parcels referred to as Parcel “A” Property 1, Parcel “A” Property 2, and Parcel “A” Property 3 (described on pages 1 through 7 inclusive of Exhibit “1”); Parcel “B,” which consists of certain land and water parcels (described on pages 8 through 12 inclusive of Exhibit “1” and Parcel “C,” which consists of certain land and water parcels (described on pages 13 through 15 inclusive of Exhibit “1”). Each of said parcels is also delineated on the plat consisting of one (1) sheet attached hereto marked Exhibit “2” and made a part hereof.”

2. Article II is hereby amended to read as follows:

“TERM

The term, hereafter referred to as the “Term,” of this lease shall be the period beginning January 2, 1984, and ending December 31, 2033. In no event shall the Term exceed the period allowed by law, and the Term shall be deemed to be the lesser of the period referred to herein or the maximum period allowed by law.”

3. Subparagraph A.1.r of Article IV is hereby amended to read as follows:

“r. The following income received by LESSEE shall be excluded from the computation of gross income for purposes of applying the foregoing percentages: (i) any income from the sale of licenses or permits for a governmental agency; (ii) any income from activities of LESSEE, its affiliates and subsidiaries, conducted off of the premises; (iii) any income from the sale of merchandise to other dealers, at actual cost, with no mark-ups, as a method of changing inventories and resulting in no profit to LESSEE; galley sales of food and beverages made from boats operating from the Premises outside of Mission Bay; and (iv) allowances made by LESSEE for traded-in merchandise; provided that LESSEE keeps adequate records for all of the foregoing from which CITY can accurately determine what allowance were made.”

4. Subparagraph A.2 of Article IV is hereby amended to read as follows:

“2. The minimum rent for the Premises shall be the sum of $1,000,000 for each accounting year commencing with the accounting year beginning January 2, 1984; provided that for the period of three accounting years commencing at the end of the three accounting years commencing January 2, 1984, and for each subsequent period of three accounting years during the term of this Lease, the minimum rent shall be adjusted to an amount equal to eighty percent (80%) of the “average accounting year rent” (determined as provided below) actually paid for the three previous accounting years, but no such adjustment shall result in a decrease in the minimum rent in effect immediately prior to the adjustment date. For purposes of adjusting the minimum rent as provided above, the “average accounting year rent” shall be the average of the rent for the three accounting years immediately preceding an adjustment date unless the highest rent of said three year differs from the middle rent of said three years by more than ten percent (10%) of the middle rent, in which case the “average accounting year rent,” shall be the average of the middle rent and the lowest rent of said three years.”

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5. Paragraph A of Article IV is hereby amended by adding Subparagraph 3 thereto, to read as follows:

“3. In addition to any other rent provided for in this Lease, LESSEE shall, during the term of this Lease, also pay to CITY rent for the use of the Premises in the following amounts: (i) $50,000 per year, payable in advance, for a period of five (5) years, with the first such payment being due on January 2, 1984, and thereafter on each anniversary thereof, with the last such payment being due on January 2, 1988; plus (ii) $75,000 per year, payable in advance, for a period of ten (10) years, with the first such payment being due on January 2, 1984, and thereafter on each anniversary thereof, with the last such payment being due on January 2, 1993; provided, that the payments payable on January 2, 1984, as provided in subparagraphs (i) and (ii) above, shall not be due until ten (10) days after the amendment adding these provisions to the Lease becomes effective. The rental payable pursuant to subparagraph (ii) above on January 2, 1985, and each anniversary thereof through January 2, 1993, shall be subject to adjustment in accordance with the following: “Index,” as used herein, means the Consumer Price Index for All Urban Consumers for Los Angeles/Long Beach/Anaheim CA/All Items (1967=100) published monthly by the United States Bureau of Labor Statistics. If the Index is no longer published, the determination of the adjustment as hereinafter provided shall be made by reference to conversion tables, if any, included in any new index published by the United States Government in replacement of the Index; and if no such conversion tables exist, then the parties shall agree upon another source of authoritative information to determine changes in purchasing power, and if they are unable to agree, then such source of information shall be determined by arbitration conducted in accordance with the rules of The American Arbitration Association. “Adjustment Date,” as used herein, means January 2, 1985, and each anniversary thereof through January 2, 1993; and “Base Date” means the January 2 immediately preceding each applicable Adjustment Date. The rental payable on each Adjustment Date shall be the amount that bears the same relationship to the amount of rental payable on the immediately preceding Base Date as the average monthly Index for the months of July, August, and September immediately preceding the Adjustment Date bears to the average monthly Index for the months of July, August, and September immediately preceding the Base Date for such Adjustment Date; provided that said adjusted rental shall not exceed 110% of the rental payable on the immediately preceding Base Date. [For example, assuming the average month’s Index for July-September 1983 is 300, and that for July-September 1984 is 340, then the rental payable pursuant to

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Subparagraph (ii) above on January 2, 1985, shall be $82,500 (340/300=113.33%, which exceeds 110%; thus, 110% of $75,000=$82,500).] CITY agrees to use the rental payments provided for in subparagraph (ii) above solely for the purpose of constructing, operating, and/or maintaining public park and recreation facilities adjacent to the easterly boundary of the Premises in the general area known as the ‘South Shores’ of Mission Bay.”

6. Paragraph A of Article IV is hereby amended by adding Subparagraph 4 thereto, to read as follows:

“4. If this Lease terminates prior to January 2, 1994, on a date other than January 1, then LESSEE shall receive a credit in an amount equal to the aggregate of any unearned advance-paid rent pursuant to Subparagraph 3 above, prorated on the basis of a 360-day year, against any final percentage or minimum rent due upon such termination; and if such credit exceeds any such final percentage or minimum rent payment, then CITY shall promptly pay LESSEE the amount of such excess.”

7. Paragraph A of Article IV is hereby amended by adding Subparagraph 5 thereto, to read as follows:

“5 (a) At the end of the tenth (10th) full accounting year of the Term, and at the end of every tenth (10th) accounting year thereafter (the “adjustment dates”), the percentage rates used to compute the percentage rent for the succeeding period of ten (10) accounting years may be adjusted to reflect fair market rental rates then generally in effect. At least four (4) months prior to each such adjustment date, the parties shall negotiate in good faith to determine whether one or more or none of the rates then in effect should be adjusted and, if so, the extent of any such adjustment or adjustments. In the event that such determination is not made by mutual consent of the parties prior to sixty (60) days before each adjustment date, either party may refer the matter to arbitration pursuant to Subparagraph (b) below, by giving the other party a written demand therefor prior to fifty (50) days before the applicable adjustment date. Notwithstanding the foregoing, no adjustment or adjustments, if any, of the percentage rate applicable to gross income derived from the sale of general admission tickets, as provided in Subparagraph A.1.c of Article IV of this Lease, shall cause said rate ever to exceed four percent (4%) during the Term, and, further, no one adjustment of said rate may exceed one (1) percentage point; provided, that said four percent (4%) limitation shall not apply to gross income, if any, received by LESSEE from the sale of general admission tickets that is

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attributable to the furnishing of goods or services for which other particular percentage rental rates are specified in this Lease and for which a separate charge is normally made. The imposition of the foregoing limitations does not suggest or imply that the rate applicable to charges for general admission tickets should ever be adjusted at all or in any particular amount, and the arbitrators shall be instructed not to consider the existence of such limitations in any arbitration.

(b) (1) In the event the parties cannot agree upon the percentage rates, at the time of any permitted adjustment as provided for in Subparagraph (a) above, and a written demand for arbitration is timely given as provided above, the issue whether one or more or none of the percentage rates then in effect should be adjusted, and, if so, the extent thereof, for the succeeding period of ten (10) accounting years shall be determined by arbitration in accordance with the following provisions.

(2) If the parties cannot agree on a mutually acceptable appraiser prior to forty (40) days before the applicable adjustment date, each party, within ten (10) days thereafter, shall appoint an arbitrator and give written notice of such appointment to the other party. The two arbitrators shall immediately choose a third arbitrator to work with them. If the two arbitrators fail to select a third arbitrator within ten (10) days following the date of their appointment, on written application by either party the third arbitrator shall be promptly appointed by the then presiding judge of the Superior Court of the State of California, County of San Diego, acting in his individual capacity. The party making the application shall give the other party written notice of its application.

(3) Unless the parties otherwise agree, all of the arbitrators shall be members in good standing of the American Institute of Real Estate Appraisers with an M.A.I, designation and shall have at least five (5) years experience in appraising commercial and other properties. Each party shall bear the expenses of its own appointed arbitrator and shall bear other expenses pursuant to Section 1284.2 of the Code of Civil Procedures of California. Hearings shall be held in the City of San Diego, California. If there are three arbitrators, the entire award and each element thereof shall be the decision of not less than two of the arbitrators. In the event two arbitrators cannot agree, then the arbitrators shall be discharged and new arbitrators selected; and this process shall be repeated until a decision of not less than two arbitrators is obtained. The percentage rates to be determined shall be those which would be appropriate if the Premises were vacant

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and made available on the open market for new leasing purposes, pursuant to a lease substantially similar to this Lease, at the commencement of the period under arbitration. For the purpose of this arbitration procedure, the arbitrators shall assume that the CITY has a fee simple absolute estate. In determining what percentage rates would be appropriate the arbitrators shall consider the Premises as if they were available to be leased only for the actual uses and purposes then expressly authorized by CITY. In determining the percentage rates for said uses and purposes, the arbitrators shall use and analyze only that rental data that is found in the open marketplace, such as is demanded and received by other Landlords for the same or similar uses. In all cases the arbitrators shall be instructed that the rent determination shall be based upon recognized real estate appraisal principles and methods. The award determined by the arbitrators shall be effective and retroactive to the first day of the period under arbitration, and any amounts found to be owing shall be paid promptly together with interest thereon from the date it should have been paid until it is paid, at the greater of ten percent (10%) per annum or the prime rate of the Bank of America from time to time in effect. The award shall be in writing in the form of a report that is in accordance with the powers of the arbitrators herein, supported by facts and analysis and in accordance with law. The arbitrators shall make copies of their report available to any ethical practice committee of any recognized professional real estate organization. The arbitration shall be conducted under and subject to the California Arbitration Statute.”

8. Paragraph C of Article IV is hereby amended to read as follows:

“C. For purposes of this Paragraph C, the term of this Lease shall be divided into “accounting years” and each accounting year into “accounting periods.” The first accounting year shall commence on January 2, 1984; and each subsequent accounting year shall commence on the day immediately following the end of immediately preceding accounting year. Each accounting year shall contain 52 weeks (Monday through Sunday), except that the accounting year commencing December 28, 1987 (“1988 Accounting Year”) and each seventh accounting year thereafter shall contain 53 weeks. Each accounting year shall be divided into 12 accounting periods. Each accounting period shall contain four weeks, except that the third, fifth, eighth and tenth accounting periods of each accounting year, and the twelfth accounting period in the 1988 Accounting Year and each seventh accounting year thereafter, shall contain five weeks. On or before the last day of each accounting period LESSEE shall render to CITY, in a form prescribed by CITY, a detailed report of gross

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income for that portion of the accounting year which ends with and includes the last day of the immediately preceding accounting period. Each report shall be signed by LESSEE or its responsible agent under penalty of perjury, attesting to the accuracy thereof, shall be legally binding upon LESSEE, and shall include the following: (1) the total gross income for said portion of the accounting year, itemized as to each of the business categories for which a separate percentage rate is established; (2) the related itemized amounts of percentage rent computed as herein provided and the total thereof; and (3) the total rent previously paid by LESSEE for the accounting year within which the immediately preceding accounting period falls. Concurrently with the rendering of each statement LESSEE shall pay to CITY, in payment of the percentage or minimum rent required by Paragraph A of this Article IV, the greater of the following two amounts;

1. The total percentage rent computed for that portion of the accounting year ending with and including the last day of the immediately preceding accounting period (Item (2) above), less total rent previously paid for the accounting year (Item (3) above); or

2. One twelfth (1/12th ) of the minimum rent, multiplied by the number of accounting periods from the beginning of the accounting year to and including the immediately preceding accounting period, less total rent previously paid for the accounting year (Item (3) above). Notwithstanding the foregoing the final accounting year and accounting period shall end on the last day of the term of this Lease, as the same may be extended, and the accounting and reporting therefor shall be furnished to City within (30) days thereafter.”

9. Article IV is hereby amended by adding thereto Paragraph E, to read as follows:

“E. In connection with giving written approval of a use of the Premises other than those permitted or previously approved by CITY as provided in Article III of this Lease, and for which a particular rental is not provided in this Article IV, the City Manager may agree with LESSEE upon a rental for such use, and such agreement shall be deemed a part of and incorporated by reference in this Article IV; provided, that any use of the Premises not permitted by this Lease or not so approved by the City Manager shall be subject to the provisions of Subparagraph F of this Article IV below.”

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10. Article IV is hereby amended by adding thereto Paragraph F, to read as follows:

“F. LESSEE shall pay to CITY, upon demand, twenty (20%) percent of the gross receipts derived from any service or use made by LESSEE of the Premises that is not permitted by this Lease. Such payment shall be due on the date other percentage rents are due as provided in this Lease and shall be subject to the provisions of this Lease for delinquent rent. The existence of this twenty (20%) percent charge and the payment of this charge or any part of it does not constitute an authorization for a particular service or use, and does not waive any of CITY’s rights to terminate a service or use or to default LESSEE for participating in or allowing any unauthorized use of the Premises.”

11. Article IV is hereby amended by adding thereto Paragraph G, to read as follows:

“G. If LESSEE fails to pay the rent as provided in this Lease when due, LESSEE shall pay in addition to the unpaid rents an amount equal to five (5%) percent of the delinquent rent. If the rent is still unpaid at the end of fifteen (15) days following the date it is due, then LESSEE shall pay an additional amount equal to five (5%) percent (making a total of ten (10%) percent) which is hereby mutually agreed by the parties to be appropriate to compensate CITY for loss resulting from rent delinquency including lost interest, opportunities, legal costs and the cost of servicing the delinquent account. In the event that the CITY audit, if applicable, discloses that the rent for the audited period has been underpaid in excess of five (5%) percent of the total required rent, then LESSEE shall pay CITY for the cost of the audit plus interest at the greater of ten (10%) percent per annum or the prime rate of the Bank of America from time to time in effect on the amount by which said rent was underpaid, from the date said amount should have been paid until it is paid, in addition to the unpaid rents as shown to be due CITY, as compensation to CITY for administrative costs and loss of interest as referred to above. LESSEE agrees to pay such amount and further agrees that the specific late charges represent a fair and reasonable estimate of the costs that CITY will incur from LESSEE’s late payment. Acceptance of late charges and any portion of the late payment by the CITY shall in no event constitute a waiver by CITY of LESSEE’s default with respect to late payment, nor shall it prevent CITY from exercising any of the other rights and remedies granted in this Lease. The City Manager of CITY may, for good cause shown, waive any delinquent rent charge upon written application of LESSEE.”

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12. Article IV is hereby amended by adding thereto Paragraph H, to read as follows:

“H. Payments of rent shall be made by check payable to the City Treasurer and mailed or delivered to the office of the City Treasurer, City of San Diego, P. O. Box 2289, San Diego, California 92112-4165. The place and time of payment may be changed at any time by CITY upon thirty (30) days prior written notice to LESSEE. Mailed rent payments shall be deemed paid upon the date such payment is postmarked by the postal authorities. LESSEE assumes all risk of loss and late payment charges if payments are made by mail, or if postmarks are illegible, in which case the payment shall be deemed paid upon actual receipt by the City Treasurer.”

13. Article ‘XXXII is hereby amended by adding thereto the following provisions:

“A. Within two (2) years following the effective date of the amendment adding the following provisions to this Lease, LESSEE shall submit a comprehensive conceptual plan for the development and/or redevelopment of the entire Premises to the City Manager for his approval. It is understood that this approval shall be in addition to any other proceedings, approvals or permits required by law, including without limitation the California Environmental Quality Act and the Charter and ordinances of the City of San Diego. LESSEE shall not use Parcel “A” Property 3 or Parcel “B” WATER 7.216 Acres until said conceptual plan is approved and said other required approvals and permits are obtained. In the event such plan as initially submitted is not approved by the City Manager, then such plan shall be modified and resubmitted until the City Manager’s approval is obtained. The City Manager shall act promptly on LESSEE’s submittals, and shall set forth with particularity his reasons for any disapprovals. Said plan may be amended from time to time by LESSEE with the prior written approval of the City Manager. (References herein to the approved development plan shall mean said plan as so amended.) Upon receipt of all required approvals of said plan, the same shall be assigned a City Document Number, shall be denominated the “Master Plan” for the Premises, and shall be substituted for the “Master Plan” referred to in Paragraph A of Article III of this Lease.

B. Subject to delays resulting from causes beyond LESSEE’S reasonable control, LESSEE shall implement the First Phase (as defined below) of said approved plan as soon as practicable after LESSEE obtains the City Manager’s approval and

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all other required permits and approvals for the First Phase of the approved plan (provided that commencement of construction of the First Phase .of said plan shall not be required before three (3) years following the City Manager’s approval thereof), and shall proceed diligently and without undue delay to completion thereof. “First Phase” shall mean the development and construction of a project or projects included within the approved development plan involving an aggregate investment (including direct and indirect construction costs and costs for architects, engineers, consultants fees and permitting and related expenses) of at least $2,500,000, and shall include (but not necessarily be limited to) improvements to Parcel “A” Property 3 and Parcel “B” WATER 7.216 ACRES.

C. Should LESSEE be required by any public entity, including CITY (such as, for example, the California Coastal Commission) to make any expenditures or payments in lieu of expenditures (other than the rental expressly provided for in this Lease) for permanent capital improvements on, to, or in Mission Bay Park which would normally be the responsibility of CITY (“Mitigation Expenditures”) as a condition to obtaining permission to develop, construct, install, or operate improvements, facilities, or equipment in, to, or on the Premises in excess of expenditures directly required to develop, construct, install, or operate said improvements, facilities, or equipment (such as, for example, the contribution of funds for an off-site improvement in alleged mitigation of alleged adverse environmental impacts of said development and/or activities), then LESSEE shall be given a credit in the amount of fifty percent (50%) of such Mitigation Expenditures against the rental payable under this Lease, as follows: (i) the amount of such credit shall not exceed the total rental payable pursuant to subparagraph IV.A.3 of this Lease; and (ii) said credit shall be allowed only to the extent of rental payments under subparagraph IV.A.3 previously made and as any such payments subsequently become due.

D. Should LESSEE fail to commence construction of the First Phase of the improvements in said approved development plan as provided above, subject to delays beyond LESSEE’s reasonable control, then Parcel “A” Property 3 and Parcel “B” WATER 7.216 ACRES shall revert to CITY, at CITY’s option, free and clear of this Lease or any other, interest of LESSEE, unless LESSEE commences construction within thirty (30) days following receipt of written notice from CITY of its intention to cause such reversion, given on or after the date LESSEE shall have commenced construction, subject to delays beyond its reasonable control. If requested by CITY, and if CITY’s notice of election is valid and LESSEE fails to commence construction within said

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thirty (30) day period, LESSEE shall execute, acknowledge, and deliver to CITY a quitclaim deed whereby LESSEE shall quitclaim all of its right, title, and interest in said parcel to CITY. Such reversion of Parcel “A” Property 3 and Parcel “B” WATER 7.216 ACRES shall be CITY’s sole remedy for LESSEE’s failure to timely commence construction of the First Phase of the improvements referred to in the approved development plan. In the event Parcel “A”. Property 3 and/or Parcel “B” WATER 7.216 ACRES revert to CITY as provided above, then LESSEE’S obligation for the rent payable as provided in Paragraph A.3 of Article IV of this Lease shall cease and terminate as of the date of such reversion; such rent shall be prorated to the date of such termination on the basis of a 360 day year, and LESSEE shall receive a credit in an amount equal to any unearned advance-paid rent pursuant to said Paragraph A.3 against the next payment or payments of percentage or minimum rent due hereunder.

E. Should LESSEE timely commence construction of the First Phase of the improvements referred to in said approved development plan but fail to diligently complete such improvements (subject to causes beyond LESSEE’s reasonable control), then LESSEE shall pay to CITY an amount equal to ten percent (10%) of the then applicable minimum rent, prorated for fractions of years, during the periods of such unexcused delays, in addition to any other rent payable hereunder.”

14. Article XL is hereby amended to read as follows:

“LESSEE agrees to abide by CITY’s Equal Opportunity Policy in accordance with the terms and conditions set forth in Council Policy 300-10, a copy of which is attached to this Lease and by this reference incorporated herein.”

15. The Lease is hereby amended by adding Article XLI thereto, to read as follows:

“ARTICLE XLI

GENERAL

A. If any term, covenant or provision of this Lease is found invalid, void or unenforceable by a court of competent jurisdiction, then the remaining provisions will remain in full force and effect.

B. In the event of any litigation regarding this Lease, the prevailing party shall be entitled to an award of reasonable legal costs, including court costs and attorneys’ fees.

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C. Words in any gender used in this Lease shall include any other gender, and words in the singular number shall include the plural, when the sense requires.

D. LESSEE shall be responsible for the enforcement, both within and in connection with the Premises, of the following liveaboard regulation:

‘No person shall remain overnight on board any watercraft or houseboat in Mission Bay Park unless the watercraft or houseboat has a self-contained toilet on board that does not discharge into the waters of the bay. No owner of any watercraft or houseboat shall allow it to be occupied overnight in Mission Bay Park for a period of more than ninety (90) days, whether successive or cumulative, during any one (1) calendar year. A watercraft or houseboat is presumed to be occupied overnight when there are one or more persons on board after midnight. The lessees of Mission Bay Park land are primarily responsible for the enforcement of this subsection on the water abutting their leased lands.’

The above liveaboard regulation is presently set forth in the City Municipal Code Section 63.25.71, and is subject to amendment or modification by the City Counsel. LESSEE also agrees to comply or secure compliance with any such amendment or modification. LESSEE’s enforcement obligations shall consist of the following: (i) taking reasonable steps to monitor the activities at its marina; (ii) reporting violators to the appropriate officials of CITY, and (iii) providing in its slip rental agreements that owners of watercraft and houseboats shall abide by the foregoing regulation, and enforcing said provision.”

16. It is understood that LESSEE contemplates the future development of a hotel and related facilities (which would probably incorporate the Atlantis Restaurant) on the Premises, and that such development would require an amendment to the Lease and possibly a sublease to a separate entity. Should LESSEE elect to develop the hotel, the parties agree to negotiate in good faith the terms and conditions of such amendment and, if required, such sublease; provided, that the percentage rentals attributable to the various hotel uses shall be substantially similar to those contained in the newest CITY leases for hotels which are then open or at least under construction, and that the other terms of the Lease, as amended by this Lease Amendment, shall not be renegotiated except as necessary to accommodate such hotel development; provided further, that the parties understand that the final decision whether to approve such amendment and/or sublease shall be vested in the sole discretion of the City Council of CITY.

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17. Except as provided above, the Lease shall remain in full force and effect.

18. The effective date of this Lease Amendment shall be January 2, 1984.

IN WITNESS WHEREOF, this Lease Amendment is executed by CITY, acting by and through the City Manager under and pursuant to Resolution No. R-259814 of the City Council authorizing such execution, and by LESSEE, acting by and through its duly authorized officers, as of the date first above written.

I HEREBY APPROVE the form and legality of the foregoing Agreement this 7 day of February, 1984.		THE CITY OF SAN DIEGO

		By:	/s/
ASSISTANT TO THE CITY MANAGER

John W. Witt, City Attorney		SEA WORLD, INC.

By:	/s/	By:	/s/
Deputy

By:

R-259814

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DESCRIPTION OF

SEA WORLD LEASE

PARCEL A. PROPERTY 1 83.985 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST. CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07:200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,000.00 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,000.00 AND WEST 13,500.00;THENCE NORTH 858.00 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “A”, SAID POINT BEING ON THE ARC OF AN 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9’43’53” A DISTANCE OF 135.88 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF AN 1,198.09 FOOT RADIUS-CURVE.CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 37°09’32” WEST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°36’42”, A DISTANCE OF 619.20 FEET TO A POINT OF COMPOUND CURVATURE WITH A 514.76-FOOT-RADIUS-CURVE CONCAVE SOUTHERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 7°32’50” WEST TO SAID POINT; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°57’10” A DISTANCE OF 233.17 FEET; THENCE

Exhibit 1

TANGENT TO SAID CURVE SOUTH 71°35’40” EAST 766.29 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “P”; THENCE CONTINUING SOUTH 71°35’40” EAST 207.08 FEET TO MISSION BAY PARK COORDINATES NORTH 5,834.18 AND WEST 11,665.24; THENCE SOUTH 18°24’20” WEST 923.69 FEET; THENCE SOUTH 300.74 FEET TO MISSION BAY PARK COORDINATES NORTH 4,657.00 AND WEST 11,956.89, BEING A POINT THAT IS 30.00 FEET NORTH OF ENGINEER’S STATION 10+54.95 ON THE CENTERLINE OF SEA WORLD WAY AS SHOWN ON CITY OF SAN DIEGO ENGINEERS DRAWING NO.14,985-2-D; THENCE EAST PARALLEL WITH SAID CENTERLINE 150.01 FEET TO THE BEGINNING OF A TANGENT 180.00-FOOT-RADIUS-CURVE CONCAVE SOUTHWESTERLY; THENCE EASTERLY; SOUTHEASTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE AND CONCENTRIC WITH SAID CENTERLINE OF SEA WORLD WAY THROUGH A CENTRAL ANGLE OF 90°00’00” A DISTANCE OF 282.74 FEET; THENCE TANGENT TO SAID CURVE SOUTH 613.54 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 33+04.72 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D; THENCE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 304.72 FEET TO THE BEGINNING OF A TANGENT 828.855 FOOT-RADIUS-CURVE CONCAVE NORTHEASTERLY, SAID CURVE BEING CONCENTRIC WITH AND 10.00 FEET NORTHEASTERLY RADIALLY FROM THE FACE OF THE NORTHEASTERLY BERM ON THE ACCESS ROAD SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14577-22-D; THENCE NORTHWESTERLY ALONG SAID LINE THROUGH A CENTRAL ANGLE OF 21°06’00” A DISTANCE OF 305.24 FEET; THENCE NORTHWESTERLY, WESTERLY AND NORTHERLY CONTINUING ALONG A LINE THAT IS PARALLEL AND/OR CONCENTRIC WITH AND 10.00 FEET AT RIGHT ANGLES OR RADIALLY, RESPECTIVELY, FROM THE FACE OF SAID NORTHEASTERLY BERM WHICH BERM IS ALSO SHOWN ON SAID ENGINEER’S DRAWINGS NOS. 14577-21, 23, 24, 32, 33, 34 AND 36-D THE FOLLOWING COURSES AND DISTANCES: NORTH 57°49’43” WEST 53.69 FEET TO THE BEGINNING OF A TANGENT 1,032.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 36°52’29” A DISTANCE OF 664.18 FEET; THENCE TANGENT TO SAID CURVE SOUTH 85°17’48” WEST 515.45 .FEET TO THE BEGINNING OF A TANGENT 568.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE WESTERLY AND NORTH WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 65°57’16” A DISTANCE OF 653.84 FEET TO A POINT OF COMPOUND CURVATURE IN THE ARC OF A 268.00-FOOT-RADIUS-CURVE CONCAVE EASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 61°15’04” WEST TO SAID POINT; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 73°56’28” A DISTANCE OF 345.86 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 44°48’28” EAST TO SAID POINT; THENCE NORTH-EASTERLY AND NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 46°4’28” A DISTANCE OF 270.7 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 20.00-FOOT-RADIUS

Exhibit 1

CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 88°28’04” WEST TO SAID POINT; THENCE LEAVING SAID PARALLEL AND/OR CONCENTRIC LINE NORTHEASTERLY AND EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET; THENCE RADIAL TO SAID CURVE NORTH 0°02’45” WEST 12.99 FEET; THENCE EAST 81.94 FEET; THENCE SOUTH 75°37’07” EAST 80.52 FEET; THENCE SOUTH 69°45’18” EAST 130.04 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

PARCEL A - WATER 2,221 ACRES

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREIN- ABOVE DESCRIBED PARCEL “A”, SAID POINT BEING IN THE ARC OF AN 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9°43’53” A DISTANCE OF 135.88 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF AN 1,198.09-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY; THENCE NORTHEASTERLY- ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°40’51” A DISTANCE OF 537. 00 FEET; THENCE NORTH 147.18 FEET TO A POINT ON THE ARC OF A 1,342.65-FOOT-RADIUS CURVE THAT IS CONCENTRIC WITH AND 144.56 FEET NORTHWESTERLY RADIALLY FROM THE HEREINBEFORE MENTIONED 1,19.8.09-FOOT-RADIUS CURVE, A RADIAL LINE OF SAID 1,342.65-FOOT-RADIUS CURVE BEARS NORTH 10°13’41” WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 26°55’51” A DISTANCE OF 631.09 FEET; THENCE TANGENT TO SAID CURVE SOUTH 52°50’28” WEST 34.39 FEET TO A POINT THAT BEARS NORTH 165.93 FEET FROM SAID POINT “A”; THENCE SOUTH 166.93 FEET TO SAID POINT “A” AND THE POINT OF BEGINNING.

Exhibit 1

PARCEL A — WATER 0.082 ACRES

BEGINNING AT POINT “B” AS SET OUT AND ESTABLLSHED IN THE HEREINABOVE DESCRIBED PARCEL “A”; THENCE SOUTH 71°35’40” EAST ALONG THE NORTHEASTERLY LINE OF SAID PARCEL “A” A DISTANCE OF 50.00 FEET; THENCE LEAVING SAID NORTHEASTERLY LINE NORTH 18°24’20” EAST 71.00 FEET; THENCE NORTH 71°35’40” WEST 50.00 FEET; THENCE SOUTH 18°24’20” WEST 71.00 FEET TO SAID POINT “B” AND THE POINT OF BEGINNING.

Exhibit 1

DESCRIPTION OF

SEA WORLD LEASE AREA

PARCEL “A”, PROPERTY 2 (24.142 acres)

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 4,657.00 FEET AND WEST 11,956.89 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 4,657.00 AND WEST 11,956.89, SAID TRUE POINT OF BEGINNING BEING A POINT THAT IS 30.00 FEET NORTH OF ENGINEER’S STATION 10 + 54.95 ON THE CENTERLINE OF SEA WORLD WAY AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 4,985-2-D; THENCE NORTH 300.74 FEET; THENCE NORTH 18°24’20” EAST 873.69 FEET TO MISSION BAY PARK COORDINATES NORTH 5,786.74 AND WEST 11,681.03; THENCE SOUTH 71°35’40” EAST 598.11 FEET; THENCE SOUTH 5°59’55” WEST 1807.81 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 36+ 35.31 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D, SAID POINT BEING AT MISSION BAY PARK COORDINATE NORTH 3,799.97 AND WEST 11,302.44; THENCE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 330.59 FEET TO MISSION BAY PARK COORDINATES NORTH 3,863.46 AND WEST 11,626.88, BEING A POINT OF INTERSECTION WITH A LINE THAT IS PARALLEL WITH AND 30.00 FEET EAST AT RIGHT ANGLES FROM THE HEREINBEFORE MENTIONED CENTERLINE OF

Exhibit 1

SEA WORLD WAY; THENCE NORTH ALONG SAID PARALLEL LINE 613.54 FEET TO THE BEGINNING OF A TANGENT 180.00-FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY, WHICH CURVE IS ALSO TANGENT TO A LINE THAT BEARS EAST FROM THE TRUE POINT OF BEGINNING; THENCE NORTHERLY, NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00” A DISTANCE OF 282.74 FEET TO SAID POINT OF TANGENCY; THENCE WEST 150.01 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

DESCRIPTION OF SEA WORLD

LEASE AREA

PARCEL A, PROPERTY 3; 25.002 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED. AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’64” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 3,799.97 FEET AND WEST 11,302.44 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 3,799.97 AND WEST 11,302.44, SAID TRUE POINT OF BEGINNING BEING A POINT ON A LINE THAT IS PARALLEL WITH AND 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985- 1-D, SAID POINT BEING OPPOSITE AT RIGHT ANGLES FROM ENGINEER’S STATION 36 -1- 35.31 ON SAID CENTERLINE; THENCE NORTH 5°59’55” EAST 1,807.81 FEET TO MISSION BAY PARK COORDINATES NORTH 5,597.88 AND WEST 11,113.51; THENCE SOUTH 67°17’40” EAST 900.00 FEET; THENCE SOUTH 22°50’20” WEST 1,637.89 FEET TO A POINT THAT BEARS NORTH 3°45’37” EAST 60.50 FEET FROM ENGINEER’S STATION 40 + 31.33 ON THE HEREINBEFORE MENTIONED CENTERLINE OF SEA WORLD DRIVE, SAID POINT BEING ON THE ARC OF A 1,939.50 FOOT RADIUS CURVE CONCAVE NORTHERLY; THENCE WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 7°18’40” A DISTANCE OF 247.48 FEET; THENCE TANGENT TO SAID CURVE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 140.82 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

SEA WORLD LEASE

FORMERLY

PEREZ COVE LEASE

LEASE DESCRIPTION

PARCEL B - LAND 8.742 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO.36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27,1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04’” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89’55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,858.00 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,858.00 AND WEST 13,500.00; THENCE SOUTH 858.00 FEET; THENCE NORTH 69°45’18”. WEST 130.04 FEET; THENCE NORTH 75°37’07” WEST 80.52 FEET; THENCE WEST 81.94 FEET; THENCE SOUTH 0°02’45” EAST 12.99 FEET TO THE EASTERLY TERMINUS OF A 20.00-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 0°02’45” WEST TO SAID TERMINUS; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET TO A POINT ON THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE OF SAID 332.00-FOOT-RADIUS CURVE BEARS NORTH 88°28’04” EAST TO SAID POINT; THENCE NORTHERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°21’58” A DISTANCE OF 401.94 FEET;THENCE TANGENT TO SAID CURVE NORTH 70°53’54”

Exhibit 1

WEST 121.23 FEET TO THE BEGINNING OF A TANGENT 270.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°02’07” A DISTANCE OF 61.43 FEET TO INTERSECTION WITH A LINE THAT BEARS SOUTH 26°24’59” WEST 438.27 FEET FROM MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE NORTH 26°24’59” EAST ALONG SAID LINE 438.27 FEET TO SAID-MISSION BAY COORDINATES BEING A POINT ON THE ARC OF A 240.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°10’45” WEST TO SAID POINT; SAID POINT ALSO BEING HEREIN AFTER REFERRED TO AS POINT “A”; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET TO A POINT OF COMPOUND CURVATURE WITH A 800.00-FOOT RADIUS CURVE CONCAVE NORTHWESTERLY; THENCE EASTERLY AND NORTH EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°39’58” A DISTANCE OF 414.22 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

DESCRIPTION OF

SEA WORLD LEASE

PARCEL B WATER 4.131 acres

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “B”, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE NORTH 26°24’59” EAST ALONG THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID PARCEL “B” 516.98 FEET TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00 BEING A POINT HEREINAFTER REFERRED TO AS POINT “B”; THENCE EAST 270.00 FEET TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,500.00, BEING ON THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL “B”; THENCE SOUTH ALONG SAID NORTHERLY PROLONGED EASTERLY LINE 400.00 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL “B”, BEING A POINT ON THE ARC OF A 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY TO WHICH A RADIAL LINE BEARS SOUTH 27°25’39” EAST; THEN WESTERLY ALONG THE NORTHERLY LINE OF SAID PARCEL “B”. AND THE ARC OF SAID 800.00-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 29°39’58” A DISTANCE OF 414.22 FEET TO A POINT OF COMPOUND CURVATURE WITH A 240.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE CONTINUING WESTERLY ALONG THE ARC OF SAID 240.00-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET TO THE POINT OF BEGINNING.

Exhibit 1

DESCRIPTION OF

SEA WORLD LEASE

PARCEL B WATER 0.726 acres

BEGINNING AT POINT “B” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL I, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00; THENCE NORTH 12.00 FEET; THENCE NORTH 63°35’01” WEST 73.50 FEET; THENCE SOUTH 26°24’59” WEST PARALLEL WITH THE NORTHWESTERLY LINE OF SAID PARCEL I 396.25 FEET TO A POINT ON THE ARC OF A 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS. SOUTH 40°17’03” WEST TO SAID POINT; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°52’04” A DISTANCE OF 53.75 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO A POINT ON SAID NORTHWESTERLY LINE’ OF SAID PARCEL I THAT IS 125.00 FEET NORTHEASTERLY FROM THE SOUTHWESTERLY CORNER THEREOF, THENCE NORTH 26°24’59” EAST ALONG S NORTHWESTERLY LINE 391.98 FEET TO THE POINT OF BEGINNING.

Exhibit 1

DESCRIPTION OF

SEA WORLD LEASE

PARCEL B - WATER 7.216 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE Of CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE. NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 6,024.93 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 6,024.93 AND WEST 13,500.00; THENCE NORTH 233.07 FEET; THENCE WEST 270.00 FEET; THENCE NORTH 12.00 FEET; THENCE NORTH 63°35’01” WEST, 73.50 FEET; THENCE SOUTH 26°24’59” WEST 396.25 FEET TO A POINT ON THE ARC OF A 222.08 FOOT RADIUS CURVE CONCAVE NORTHEASTERLY, TO WHICH POINT A RADIAL LINE OF SAID CURVE BEARS SOUTH 40°17’03” WEST; THENCE NORTHWESTERLY AND NORTHERLY ALONG THE ARC OF SAID 222.08 FOOT RADIUS CURVE THROUGH A CENTRAL ANGLE OF 49°42’57” A DISTANCE OF 192.70 FEET; THENCE NORTH 491.84 FEET; THENCE SOUTH 75°18’39” EAST 1230.83 FEET TO A POINT ON THE ARC OF A 1,342.65 FOOT RADIUS CURVE CONCAVE SOUTHEASTERLY, TO WHICH POINT A RADIAL LINE OF SAID CURVE BEARS NORTH 10°13’41” WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID 1,342.65 FOOT RADIUS CURVE THROUGH A CENTRAL ANGLE OF 26°55’51” A DISTANCE OF 631.09 FEET TO A POINT OF TANGENCY WITH A LINE THAT BEARS NORTH 52°50’28” EAST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 52°50’28” WEST 34.39 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

DESCRIPTION OF

SEA WORLD -

ATLANTIS RESTAURANT LEASE

PARCEL C: LAND 6.709 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF ,SAID LOT 24; SOUTH 89°55’50” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00- FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 0.5°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,435.17 AND Y = 213,819.22) AND SAID TRIANGULIJION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,795.0.0 FEET AND WEST 14,000.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,795.00 AND WEST 14,000.00; THENCE SOUTH 26°24’ 59” WEST 438.27 FEET TO A POINT ON THE ARC OF A 270.00-FOOT-RADIUS CURVE CONCAVE. NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 32°08’13” WEST TO SAID POINT; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°05’58” A DISTANCE OF 61.73 FEET TO A POINT ON THE WESTERLY LINE OF THAT PORTION OF LAND SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 10966-1-B OF THE PROPOSED LEASE OF WEST PEREZ COVE MISSION BAY PARK; THENCE .NORTHWESTERLY, SOUTHEASTERLY AND SOUTHERLY ALONG THE BOUNDARY OF SAID LAND THE FOLLOWING COURSES AND DISTANCES; NORTH 13°45’54” WEST 575.54 FEET; NORTH 175.00 FEET; NORTH 23°11’55” WEST 130.00 FEET; NORTH 39°19’34” WEST 90.00 FEET; NORTH 14°33’01” WEST 166.22 FEET; NORTH 9°04’02” WEST 267.46 FEET

Exhibit 1

TO MISSION BAY COORDINATES NORTH 6,789.12 AND WEST 14,572.15; THENCE SOUTH 69°30’00” EAST 172.53 FEET TO THE BEGINNING OF A TANGENT 300.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET; THENCE TANGENT TO SAID CURVE SOUTH 330.46 FEET TO THE BEGINNING OF A TANGENT 347.03 FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

PARCEL C

WATER: 2.638 ACRES.

BEGINNING AT THE TRUE POINT OF BEGINNING OF THE LAND PARCEL FIRST HEREINABOVE DESCRIBED BEING MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE ALONG THE NORTHEASTERLY AND EASTERLY BOUNDARY LINE OF SAID LAND PARCEL THE FOLLOWING DESCRIBED COURSES AND DISTANCES; NORTH 63°35’01” WEST 25.61 FEET TO THE BEGINNING OF A TANGENT 347.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE NORTH 330.46 FEET TO THE BEGINNING OF A TANGENT 300.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET TO A POINT OF TANGENCY WITH THE NORTHEASTERLY LINE OF SAID LAND PARCEL; THENCE LEAVING SAID NORTHEASTERLY BOUNDARY LINE OF LAND PARCEL SOUTH 69°30’00” EAST ALONG THE SOUTHEASTERLY PROLONGATION OF SAID NORTHEASTERLY LINE 341.57 FEET TO INTERSECTION WITH A LINE THAT IS PARALLEL WITH AND 125.00 FEET EAST AT RIGHT ANGLES FROM THAT COURSE IN SAID EASTERLY BOUNDARY OF SAID LAND PARCEL DESCRIBED AS “SOUTH 330.1 FEET”; THENCE SOUTH ALONG SAID PARALLEL LINE 491.84 FEET TO THE BEGINNING OF A TANGENT 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTELY WHICH CURVE IS ALSO CONCENTRIC WITH THE 347.08-FOOT-RADIUS CURVE DESCRIBED IN THE NORTHEASTERLY BOUNDARY OF SAID LAND PARCEL; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID 222.08-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 246.45 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO INTERSECTION WITH THE NORTHEASTERLY PROLONGATION OF THE SOUTHEASTERLY LINE OF SAID LAND PARCEL BEARING NORTH 26°24’59” EAST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 26°24’59” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

SEA WORLD, INC.
PARCEL A
PROPERTY 3
SEA WORLD, INC.
PARCEL A
PROPERTY 2
SEA WORLD, INC.
PROPERTY 1

DELINEATION OF
SEA WORLD LEASE

EXHIBIT "2"

REQUEST FOR COUNCIL ACTION CITY OF SAN DIEGO						1. CERTIFICATE NUMBER:
TO: CITY ATTORNEY		2. FROM (ORIGINATOR) PROPERTY DEPT./PROPERTY MANAGEMENT DIVISION				3. DATE November 23, 1983
4. SUBJECT
Lease Amendment - Sea World
5. PREPARATION OF: 1 RESOLUTION(S) ☐ ORDINANCE(S) ☐ AGREEMENT(S) ☐ DEED(S)
Authorizing the City Manager to execute a lease amendment with Sea World, which will add approximately 25 acres of land and 7 acres of water to its leasehold premises.
COUNCIL DISTRICT 6		COMMUNITY AREA: Mission Bay				REPORT TO COUNCIL

6. SUPPORTING INFORMATION: (INCLUDE ONLY INFORMATION NOT COVERED ON FORM 1472A, “DOCKET SUPPORTING INFORMATION”.

COST TO CITY: None.

ACTION REQUESTED BY: Property Director.

DESCRIPTIVE LOCATION: Sea World – Mission Bay Park.

DOCUMENTS SUBMITTED: Original and six copies of proposed amendment.

RENT: $125,000 per year

USE: Undetermined at this time.

TERM: 50 years

ENVIRONMENTAL ASSESSMENT: This activity is exempt through CEQA Section 15301, Class 1, Existing Facilities.

HANDLING: DO NOT RECORD. Deliver document to Property Department, Attention Bill Punch, M.S. 503, for further handling.

7. FOR INFORMATION CONTACT: RANDOLPH: Punch		(NAME & MAIL STA.) 503	8. TELEPHONE 6792/6985		9. CHECK IF “DOCKET SUPPORTING INFORMATION” ATTACHED ☐
10. COMPLETE FOR ACCOUNTING PURPOSES:			11. ROUTING AND APPROVALS
FUND/DEPT.	BUDGETED	UNBUDGETED	ROUTE	APPROVING	APPROVAL	DATE
			(✓)	AUTHORITY		SIGNED
ORGANIZATION			✓	DEPARTMENT DIRECTOR
OBJECT ACCOUNT
JOB ORDER			X	CLEARING AUTH. EQD
WORK ORDER NO.
C.I.P. NO.			X	CLEARING AUTH. PARK & REC
FACILITY
AMOUNT			X	DEPUTY CITY MANAGER
12. ESTIMATED COST:
Job:	217035			AUDITOR
cc:	County Assessor Docket		✓	CITY ATTORNEY
			✓	ORIGINATING DEPARTMENT
REDI BOOK PAGES 326 & 327			X	MGR. DOCKET CLERK
ed			✓	RULES COMMITTEE	☐ CONSENT ☐ ADOPTION ☐ REFER TO DATE

The City of San Diego

MANAGER’S REPORT

DATE ISSUED:	November 15, 1983	REPORT NO. 83-480

ATTENTION:	PS&S Committee, Agenda of November 23, 1983

SUBJECT:	Sea World Expansion

REFERENCE:	City Manager Report 82-386, issued September 20, 1982

SUMMARY

Issue - Should the City amend the lease with Sea World to add an additional 25 acres of land and 7 acres of water area, and extend the lease 15 years for a total term of 50 years?

Manager’s Recommendation - Approve the amendment.

Other Recommendations - None.

Fiscal Impact - The fiscal impact of this action will be as follows:

1.	Sea World will pay $75,000 per year for 10 years for development of the South Shores area.

2.	Sea World will pay $50,000 per year for 5 years which will go into the City’s General Fund.

3.	The City should benefit from increased usage of Sea World facilities due to expansion of the park. This will be in proportion to the applicable percentage rates.

4.	If a hotel is built on Sea World’s property, the City will also benefit by the application of appropriate percentage rental rates.

5.	Provisions have been included for periodic review of percentage rental rates with the result that the City might additionally benefit from this activity.

6.	The rents to be gained by Items 1 and 2 above may be offset by credit for mitigation expenses required of Sea World.

BACKGROUND

Sea World opened its ocean acquarium park on 18 acres of Mission Bay in March 1964. Over the years, it has expanded until it has reached its current size of 124 acres of land and 9.8 acres of water area. Besides the well-known park exhibits, Sea World also includes the Atlantis Restaurant and a boat marina. The Sea World lease requires a minimum annual rent versus an applicable percentage of gross income, as listed in Attachment 1. In Fiscal Year 1983, the City received $1,683,561 from Sea World.

Sea World asked the City to amend its lease by adding 25 acres of land and 7 acres of water area, as shown in Attachment 2, to accommodate projected future growth of the park. The proposed South Shores Master Plan, which has been processed through the Park and Recreation and Planning Departments, but not yet approved by the City Council, designates the land at the eastern boundary of Sea World for “Sea World lease expansion.” On September 22, 1982, the PF&R Committee considered Sea World’s request and directed the City Manager to negotiate exclusively with Sea World to accomplish their proposed expansion.

The lease amendment which has been negotiated, provides for the following:

1.	Expansion Area. Approximately 25 acres of land and 7 acres of water will be added to the leasehold.

2.	Extension of Lease Term. The lease will be extended by approximately 15 years to December 31, 2033, thus giving the lease a 50-year term.

3.	Development. Sea World will, within two years, submit a conceptual development plan to the City Manager for approval, and construction of the first phase improvements will start within three years after approval of the development plan.

4.	South Shores Payment. Sea World will pay $75,000 per year, as annually adjusted by the Consumer Price Index, for the next 10 years. These proceeds are to be used for development of the South Shores area of Mission Bay.

5.	Rent Payment. Sea World will pay $50,000 per year (no CPI) for five years. These proceeds will be credited to the City’s General Fund.

6.	Mitigation Credit. Sea World will be given credit for mitigation expenses required by such entities as the Coastal Commission. This would be limited to fifty percent of any funds which Sea World is required to expend for permanent capital improvements to Mission Bay Park which the City would otherwise normally budget in its capital improvement program. Credits under this provision will not exceed $1 million.

By way of illustration, if Sea World were required to expend $1 million for mitigation expenses and $500,000 of that amount was for permanent public park improvements, then the City would grant rent credits for

2

$250,000, the last amount being 50 percent of Sea World’s expenditure for permanent park improvements. In order for the maximum mitigation rent credit of $1 million to be applied, Sea World would have to expend $2 million for public park capital improvements.

7.	Minimum Rent Adjustment. The current lease provides that the minimum rent be set at 66-2/3 percent of the average actual rent paid for the preceding five years, and it is adjusted at five-year intervals. A new provision has been negotiated whereby the minimum rent will be set at 80 percent of the actual rent paid during the preceding three years, and it will be adjusted every three years. This provision is in accordance with Council Policy 700-10. However, an unusually high year will be excluded from the calculations in recognition that an exceptionally high attendance level could be due to some external cause, such as the 1984 Olympics. In no event can the minimum rent be decreased.

8.	Rent Review. The existing lease has no provision for a periodic review of rental percentages, but current Council policy requires that such a provision be included. Accordingly, a provision has been included whereby the percentage rent rates will be reviewed and appropriate revisions made. This will first apply on January 1, 1994, and then every 10 years thereafter.

In the application of these rental reviews, it has been further agreed that the admission ticket percentage (which is now 2-1/2 percent) cannot be increased by more than one percentage point on the occasion of a rental review, and in no event can the admission ticket percent rate be increased beyond four percent for the duration of the lease,

9.	Hotel Percentage Rates. It has been agreed that when, and if, Sea World desires to sublease a portion of its property for development of a hotel, the City will apply percentage rental rates which are then being applied to hotel leases. For example, if the hotel is leased where proposed today, the percentage would be seven percent of the room rate, three percent of the food, six percent of alcoholic beverages, and seven-to-ten percent of other activities.

ALTERNATIVES

1	Revise specific provisions of the proposed amendment.

2.	Do not approve the proposed amendment and solicit proposals for development of alternate uses for the 25-acre area.

Respectfully submitted,

/s/ John P. Fowler
John P. Fowler
Deputy City Manager

SPOTTS/lmm

Attachments

(11/15/83)

3

SEA WORLD PERCENTAGE RENTS

Percentage	Applied to all Gross Income Attributable to:

2-1/2 percent	Admission tickets

2-1/2 percent of first $600,000	Food and nonalcoholic beverages

3 percent of all gross income over $600,000	Food and nonalcoholic beverages

5 percent	All alcoholic beverages

7 percent	Parking lot income

3 percent	Boat rides, sky ride, Shamu ride Concession and sky tower ride

3 percent	From sale of animal food to spectators

5 percent	From any game or amusement device

2-1/2 percent	Institutional advertising

3 percent	Sale of petroleum products except diesel fuel

1-1/2 percent	Sale of diesel fuel

2 percent	Sale of boats, motors and accessories

4 percent	Service on boats, motors, sale of boat and motor parts, accessories and marina hardware

7 percent	Boat storage rental and related boating operations

20 percent	Boat slip rentals

7 percent	All other sale, service or operation

ATTACHMENT 2

CLOSED TO PUBLIC
Hidden Anchorage
South Cove
N
STONY POINT
KEY
Proposed Expansion Area
Existing Lease Area
Pacific Pass
Dana Landing
11
10
12
OVERFLOW PARKING
SOUTH SH
Basin
5
6
7
SEA WORLD

The City of San Diego

MANAGER’S

REPORT

DATE ISSUED:	September 20, 1982	REPORT NO. 82-386

ATTENTION:	PF&R Committee, Agenda of September 22, 1982

SUBJECT:	Sea World, Inc., Proposal to Amend Its Lease to Add an Additional 25 Acres of Land and 7 Acres of Water

SUMMARY

Issue - Should the City enter into exclusive negotiations with Sea World, Inc, for the purpose of expanding the existing lease area?

Manager’s Recommendation - Authorize the City Manager to enter into exclusive negotiations with Sea World, Inc., for the expanded leasehold with the stipulation that Sea World provide a substantial contribution to the future development and maintenance of the public park area of South Shores if the lease is to be amended.

Other Recommendations - None.

Fiscal Impact - None with this action.

BACKGROUND

Sea World, Inc., currently leases approximately 124 acres of land and 9.8 acres of water in the South Shores area of Mission Bay Park for the purpose of the ocean aquarium exhibit known as “Sea World.” The land and water area immediately east of its leasehold is undeveloped. It is designated for semi-public or public facilities’ use in the draft South Shores Master Plan. This is the same master plan designation as the existing Sea World lease area. Development of this area for public park use is estimated to exceed $8 million. Currently, there is no timetable for City improvement of this area.

PROPOSAL

Sea World is proposing to amend its lease to add 25 acres of land east of its present boundary, and seven acres of water located between the Atlantis Restaurant and the Sea World Marina. As consideration for a lease amendment incorporating the new area, Sea World is offering to pay an additional annual rental of $75,000 for 10 years. Under Sea World’s proposal, this revenue would be designated for the development and maintenance of the public portion of the South Shores area. Sea World feels that the additional area is essential for its continued growth for successful business operations in the future.

DISCUSSION

The City Manager has considered Sea World’s proposal and feels that it offers certain unique advantages to the City. The City would receive revenues to develop and maintain the public area adjacent to the proposed leasehold addition. When the additional lease area is developed, it is anticipated that the rent proceeds to the City would be in line with Sea World’s current substantial rent-paying ability. Also, it would generate a considerable tourist revenue for other local business and provide for the type of development that would enhance the area and existing Sea World Park.

However, under the 25-to-75 percent development provision of Council Policy 700-8, if the subject area is added to the Sea World leasehold, only 10 acres of land, more or less, will remain for other commercial development in Mission Bay.

The proposal, in concept, is an approach the Manager believes can be brought forward to Council. However, the Manager feels that the proposal in its present form is, at best, a minimum offer to be reviewed and negotiated along with other lease considerations should the Council authorize this action.

The final agreement would be presented in the form of a lease amendment for Council approval, if this action is approved.

ALTERNATIVES

1.	Solicit proposals for other use of the property.

2.	Take no action at this time to lease the additional commercial acreage in the South Shores area.

Respectfully submitted,

/s/ Sue Williams
Sue Williams Deputy City Manager

SPOTTS:BP:lmm Disk 4

9/20/82

2

May 14, 1985

File: Leases - Sea World, Inc.

Mr. Farris Wankier, Vice President,

Administration

Sea World, Inc.

1720 South Shores Road

San Diego, CA 92109

Dear Mr. Wanker:

Re: Shoreline Repair Agreement, City Clerk Document RR-262370

In accordance with the terms of the above-referenced agreement, your Cost Summary, dated April 10, 1985, prepared by John Redlinger, AIA of your staff, has been reviewed and approved by the appropriate Park Development and Open Space staff as of May 1, 1985, copy attached.

Therefore, in accordance with the terms of said Shoreline Repair Agreement, Sea World, Inc., may deduct $51,867,38 from the rental payment due the City for the month of May 1985. Please request your accounting personnel to make reference of this deduction by special note or attaching a copy of this letter to the invoice due after June 1, 1985.

We appreciate the timely, efficient and economical manner in which this work was accomplished.

Very truly yours,
/s/John P. Fowler
John P. Fowler
Deputy City Manager

JLS:GRR:sn(1)N1

cc:	Roy Quon - Auditors
Lease Billing Supervisor

THE CITY OF

SAN DIEGO

CITY OPERATIONS BUILDING • 1222 FIRST AVENUE, M.S.

503 SAN DIEGO, CALIFORNIA 92101-4155

PROPERTY DEPARTMENT	November 15, 1984

(619) 236-6020	File: Leases - Sea World, Inc.

Sea World, Inc.

1720 South Shores Road

San Diego, CA 92109

Attention Frank A. Powell, Jr., Executive Vice-President

Gentlemen:

Re: Shoreline Repair

We have agreed that the shoreline rock revetment (riprap) in City-owned Mission Bay Park adjacent to Sea World is in need of repair to avoid further erosion and loss of property.

Inasmuch as a portion of the shoreline lies inside a Sea World water lease area wherein maintenance is the responsibility of the lessee, and a portion of the shoreline lies adjacent to Sea World’s leasehold where the legal description is to the top of the rock, it is agreed that Sea World and the City, subject to the prior approval of the City Council, jointly undertake to effect the required repair of approximately 3,000 lineal feet of shoreline, as generally shown on Exhibit A hereto as follows:

A.	Sea World will:

1	Describe the work and obtain proposals from competent engineers to conduct the investigation required, complete the engineering design, cost estimate, contract documents for bidding and conduct inspections during construction.

2	Review the design with a designated City staff member for approval prior to bidding.

3	Submit plans and obtain permits for the work from all governmental councils and agencies having jurisdiction.

4	Obtain competitive bids from contractors having experience in this type of construction. Review bids with City staff member.

5	Award construction contracts and monitor construction in conjunction with design engineers.

6	Pay all costs involved for the engineering design and construction along with associated costs for permits, processing and insurance.

B.	The City of San Diego will:

1.	Assign a staff member to work closely with Sea World on all phases of the work.

2.	Provide staff assistance in obtaining permits from governmental agencies.

3.	Grant a rent credit to Sea World for:

a.	50 percent of the paid engineering design fee as approved by the City Manager.

b.	50 percent of paid cost for permits, insurance and other incidental costs as approved by the City Manager.

c.	The portion of City-approved construction cost for the work outside Sea World’s leasehold.

The total rent credit shall not exceed $150,000. Any costs in excess of said amount shall be borne and paid by Sea World.

C.	Assignment of Construction Costs:

The engineering design will depict the extent of repair required in each area of responsibility so that assignment of costs can be accurately determined from the contractor’s bids.

D.	Documentation:

All agreements, contracts, change orders, approvals, payments and other documentation will conform to standards of the construction industry.

E.	Rent Credit:

Payment of the rent credit will be accomplished through deductions from or omission of Sea World’s regular rental payments until the entire amount of the credit has been exhausted. Payment credit would commence upon the first payment due the City after final completion of the shoreline repair and after full payment of all costs therefor.

F.	It is the City’s position that Mission Bay lessees be responsible for the riprap and/or shore condition at its premises. Therefore, with the City’s participation in this project, it is understood that maintenance of the riprap adjoining all the Sea World premises shall become the responsibility of Sea World upon completion of the project. The parties agree to so amend the lease in this regard at the first opportunity whenever it again goes before the City Council for any reason.

2

If the foregoing accurately sets forth the proposed understanding between the City of San Diego and Sea World, Inc., please have both copies executed on behalf of Sea World, and return them to this office We will process the document for proposed approval by the City Council. You may retain the extra copy for your records.

Very truly yours,

/s/ John P. Fowler
John P. Fowler
Deputy City Manager

JLS:GRR:jw-n(6)D6

Enclosures

ACCEPTED per City Council Resolution R- 262370		ACCEPTED:

THE CITY OF SAN DIEGO		SEA WORLD, INC.

By	/s/	By	/s/
ASSISTANT TO THE CITY MANAGER

Date	Jan 22, 1985	Date	11-27-84

Approved as to form and legality

this 30 day of January, 1985

JOHN W. WITT, City Attorney

By	/s/
Deputy City Attorney

3

(R-85-1236)

RESOLUTION NUMBER R-262370

ADOPTED ON JAN 22 1985

BE IT RESOLVED, by the Council of The City of San Diego, that the City Manager is hereby authorized to execute, for and on behalf of The City of San Diego, an agreement with SEA WORLD, INC. for the repair of the shoreline on certain City-owned property adjacent to the Sea World leasehold, and provide Sea World, Inc. a one-time rent credit not to exceed $150,000, representing the City’s share of the total cost, under the terms and conditions set forth in that agreement on file in the office of the City Clerk as Document No. RR-262370.

APPROVED: John W. Witt, City Attorney

By	/s/ Harold O. Valderhaug
for Harold O. Valderhaug Deputy City Attorney

HOV:ps

01/08/84

Or.Dept:Prop.

R-85-1236

Form=r.none

Passed and adopted by the Council of The City of San Diego on

January 22, 1985 by the following votes:

YEAS:	Mitchell, Cleator, McColl, Jones, Gotch, Murphy, Martinez

NAYS:	None.

NOT PRESENT: Struiksma, Hedgecock.

AUTHENTICATED BY:

ROGER HEDGECOCK
Mayor of The City of San Diego, California

CHARLES G. ABDELNOUR
City Clerk of The City of San Diego, California

By	BARBARA BAXTER
Deputy

I HEREBY CERTIFY that the above and foregoing is a full, true and correct copy of RESOLUTION NO. R- 262370 passed and adopted by the Council of The City of San Diego, California, on January 22, 1985.

CHARLES G. ABDELNOUR City Clerk of The City of San Diego, California

(SEAL)	By	/s/ BARBARA BAXTER
Deputy

2

EXHIBIT A
N
NO SCALE
- SEA WORLD
- CITY OF SAN DIEGO
MISSION
BAY
1100'±
LAND
SEA WORLD, INC.